UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On June 15, 2009, Harleysville National Corporation (the “Corporation”) received the resignation of Michael L. Browne, effective immediately, from the boards of directors of the Corporation and Harleysville National Bank and Trust Company (the “Bank”), the Corporation’s wholly-owned subsidiary.  Mr. Browne served on the Corporation’s audit committee, nominating and corporate governance committee, and compensation committee.  The resignation was not the result of a disagreement with the Corporation on any matter relating to the Corporation’s or Bank’s operations, policies or practices.  The board of directors thanks Mr. Browne for his service and contributions to the Corporation and Bank.

A press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2009, the Corporation amended and restated its Bylaws to specifically amend (1) Article 5, Section 5.1 to provide for broader proxy voting methods, (2) Article 6, Section 6.1 to increase the maximum time for setting a record date with respect to a shareholder meeting and certain other actions from 50 to 90 days; (3) Article 10, Section 10.1 to increase the number of days prior to the anniversary of the record date of the preceding year’s shareholder meeting at which directors were elected that a shareholder must provide notice to the Corporation in order for a shareholder to nominate a candidate for election to the board of directors from 45 to 60 days; and (4) Article 12, Section 12.2 to increase the maximum number of directors in addition to the Chairman of the Board and President of the Corporation on the Executive Committee to up to six directors and to eliminate the restriction that such other directors not be employees of the Corporation.

The Amended and Restated Bylaws are attached hereto as Exhibit 3(ii) and are incorporated in this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(a)           Financial Statements and Exhibits

None.

(b)           Pro Forma Financial Information

None.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Description
3(ii)	Amended and Restated Bylaws
99.1	Press release dated June 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: June 18, 2009	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3(ii)	Amended and Restated Bylaws
99.1	Press release dated June 18, 2009